Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments, Contingencies and Guarantees	COMMITMENTS, CONTINGENCIES AND GUARANTEES:
At December 31, 2021, we had commitments (not recognized as liabilities as of such date) under IT support agreements that require future minimum payments as follows:

2022	$27.3
2023	23.5
2024	20.9
2025	16.8
2026	13.3
Thereafter	24.9
Total future minimum payments	$126.7

As at December 31, 2021, management had approved $45.9 for capital expenditures, primarily for machinery and equipment to support new customer programs, and issued $10.1 of such amount in purchase orders to third-party vendors. We also have a contractual commitment with a supplier to purchase $8 of component parts in 2022.

We have contingent liabilities in the form of L/Cs, letters of guarantee and surety bonds (collectively, Guarantees) which we have provided to various third parties. The Guarantees cover various payments, including customs and excise taxes, utility commitments and certain bank guarantees. At December 31, 2021, we had $48.1 of Guarantees (December 31, 2020 — $41.5), including $21.0 (December 31, 2020 — $21.3) of L/Cs outstanding under our Revolver.
We are required to make scheduled quarterly principal amortization payments under the Second Incremental Term Loan, certain annual mandatory prepayments under the Credit Facility under specified circumstances, payments of outstanding amounts under the Credit Facility at maturity (see note 11), contractual payments under our lease obligations (described in note 11 and below), and contributions to our pension and non-pension post-employment benefit plans (see note 18). We are also required to make interest payments on amounts outstanding under the Credit Facility, and to pay fees and charges related to our Credit Facility, our A/R sales program and SFPs, and under our interest rate swap agreements, the amounts under the swap to be determined based on market rates at the time the interest payments are due (see notes 4, 11 and 20). See note 20 for our obligations under the foreign exchange contracts we held at December 31, 2021.
Additional real property lease commitments:

    In March 2019, as part of the sale of our Toronto real property, we entered into a 10-year lease for our new corporate headquarters (Headquarters Lease), to be built by the purchaser of such property on the site of our former location. The commencement date of this lease will be determined by such purchaser based on completion of construction of the new building, and is currently targeted to be May 2023, with occupancy in November 2023. Upon such commencement, our estimated annual basic rent will be approximately $2.1 million Canadian dollars for each of the first five years, and approximately $2.2 million Canadian dollars for each of the remaining five years. We may, at our option, extend the lease for two further consecutive five-year periods. We intend to remain in our temporary headquarters location until that time. Our temporary headquarters lease expires in January 2023, but can be extended for an additional one-year period. We intend to exercise this extension option. The rental amounts that will be due under this lease were not recognized as liabilities as of December 31, 2021, because the lease had not yet commenced.
In September 2021, in connection with an outsourcing arrangement with a new customer, we agreed to lease a portion of their facilities located in Richardson, Texas for a 10-year period (Texas Lease). The commencement dates for this lease were/are September 2021, April 2022 and April 2027 (each for different portions of the total amount leased). The rental amounts for the portions of the lease that had not yet commenced ($2.6 in 2022; $3.5 in 2023; $3.6 in 2024; $3.7 in 2025, $3.8 in 2026 and $28.3 thereafter), were not recognized as liabilities as of December 31, 2021.
At December 31, 2021, we had lease commitments under the Headquarters Lease and the Texas Lease (not recognized as liabilities as of such date) which require future minimum lease payments as follows:

2022	$2.6
2023	3.8
2024	5.3
2025	5.4
2026	5.4
Thereafter	40.0
Total future minimum lease payments	$62.5
Indemnifications:
We provide routine indemnifications, the terms of which range in duration and scope, and often are not explicitly defined, including for third-party intellectual property infringement, certain negligence claims, and for our directors and officers. We have also provided indemnifications in connection with the sale of certain assets. The maximum potential liability from these indemnifications cannot be reasonably estimated. In some cases, we have recourse against other parties or insurance to mitigate our risk of loss from these indemnifications. Historically, we have not made significant payments relating to these types of indemnifications.
Litigation:
    In the normal course of our operations, we may be subject to lawsuits, investigations and other claims, including environmental, labor, product, customer disputes, and other matters. Management believes that adequate provisions have been recorded where required. Although it is not always possible to estimate the extent of potential costs, if any, management believes that the ultimate resolution of all such pending matters will not have a material adverse impact on our financial performance, financial position or liquidity.
Income taxes and other matters:
    We are subject to tax audits in various jurisdictions. Reviews by tax authorities generally focus on, but are not limited to, the validity of our inter-company transactions, including financing and transfer pricing policies which may involve subjective areas of taxation and significant judgment.
The successful pursuit of assertions made by any government authority, including tax authorities, could result in our owing significant amounts of tax or other reimbursements, interest and possibly penalties. We believe we adequately accrue for any probable potential adverse ruling. However, there can be no assurance as to the final resolution of any claims and any resulting proceedings. If any claims and any ensuing proceedings are determined adversely to us, the amounts we may be required to pay could be material, and in excess of amounts accrued.
In 2017, the Brazilian Ministry of Science, Technology, Innovation and Communications (MCTIC) issued assessments seeking to disqualify certain research and development (R&D) expenses for the years 2006 to 2009, which entitled our Brazilian subsidiary (which ceased operations in 2009) to charge reduced sales tax levies to its customers. We received lower re-assessments for 2007 and 2008 during Q1 2020 in response to our initial appeal, and in Q4 2021, the MCTIC accepted our appeal in respect of 2006 resulting in no adjustment to our original filing position for such year. We intend to continue to appeal the original assessments for 2009 and the re-assessments for 2007 and 2008. As of December 31, 2021, the assessments and re-assessments, including interest and penalties, total approximately 12 million Brazilian real (approximately $2 at year-end exchange rates) for all such years, reduced from original assessments totaling approximately 39 million Brazilian real (approximately $7 at year-end exchange rates).
In the third quarter of 2021 (Q3 2021), the Romanian tax authorities issued a final assessment in the aggregate amount of approximately 31 million Romanian leu (approximately $7 at period-end exchange rates), for additional income and value-added taxes for one of our Romanian subsidiaries for the 2014 to 2018 tax years. In order to advance our case to the appeals phase and reduce or eliminate potential interest and penalties, we paid the Romanian tax authorities the full amount assessed in Q3 2021 (without agreement to all or any portion of such assessment). We believe that our originally-filed tax return positions are in compliance with applicable Romanian tax laws and regulations, and intend to vigorously defend our position through all necessary appeals or other judicial processes.